Exhibit 99.2

Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/10	12/31/11

Revenue	$420.8	$402.4

Net Income (controlling interest)	$62.0	$40.3

Economic Net Income (A)	$106.6	$92.5

EBITDA (B)	$152.1	$116.3

Average shares outstanding - diluted	52.7	52.6

Earnings per share - diluted	$1.18	$0.77

Average shares outstanding - adjusted diluted (C)	52.7	52.6

Economic earnings per share (C)	$2.02	$1.76

	December 31, 2010	December 31, 2011

Cash and cash equivalents	$313.3	$449.5

Senior bank debt	$460.0	$250.0

Senior convertible securities (D)	$422.1	$435.6

Junior convertible trust preferred securities (D)	$509.9	$512.6

Stockholders’ equity	$1,800.0	$1,866.0

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Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Year	Year
	Ended	Ended
	12/31/10	12/31/11

Revenue	$1,358.2	$1,704.8

Net Income (controlling interest)	$138.6	$164.9

Economic Net Income (A)	$299.1	$351.0

EBITDA (B)	$404.4	$471.3

Average shares outstanding - diluted	49.4	53.0

Earnings per share - diluted	$2.81	$3.11

Average shares outstanding - adjusted diluted (C)	49.1	53.0

Economic earnings per share (C)	$6.09	$6.62

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	12/31/10	12/31/11

Net Income (controlling interest)	$62.0	$40.3
Convertible securities interest expense, net (E)	—	—
Net Income (controlling interest), as adjusted	$62.0	$40.3

Average shares outstanding - diluted	52.7	52.6

Earnings per share - diluted	$1.18	$0.77

	Year	Year
	Ended	Ended
	12/31/10	12/31/11

Net Income (controlling interest)	$138.6	$164.9
Convertible securities interest expense, net (E)	0.1	—
Net Income (controlling interest), as adjusted	$138.7	$164.9

Average shares outstanding - diluted	49.4	53.0

Earnings per share - diluted	$2.81	$3.11

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

(in millions)

	Three Months	Three Months
	Ended	Ended
	12/31/10	12/31/11

Average shares outstanding - diluted	52.7	52.6
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	52.7	52.6

	Year	Year
	Ended	Ended
	12/31/10	12/31/11

Average shares outstanding - diluted	49.4	53.0
Assumed issuance of LYONS shares	(0.4)	—
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of LYONS shares	0.1	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	49.1	53.0

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, September 30, 2011	$79,354	$192,479	$34,046	$305,879
Client cash inflows	6,417	9,324	2,177	17,918
Client cash outflows	(5,756)	(6,234)	(1,872)	(13,862)
Net client cash flows	661	3,090	305	4,056
Investment performance	5,207	10,089	2,231	17,527
Assets under management, December 31, 2011	$85,222	$205,658	$36,582	$327,462

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2010	$85,243	$200,150	$34,653	$320,046
Client cash inflows	29,231	44,460	7,603	81,294
Client cash outflows	(23,761)	(28,010)	(6,599)	(58,370)
Net client cash flows	5,470	16,450	1,004	22,924
Investment performance	(5,269)	(10,942)	925	(15,286)
Other (F)	(222)	—	—	(222)
Assets under management, December 31, 2011	$85,222	$205,658	$36,582	$327,462

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	12/31/10	of Total	12/31/11	of Total
Revenue
Mutual Fund	$181.1	43%	$168.0	42%
Institutional	204.1	49%	200.8	50%
High Net Worth	35.6	8%	33.6	8%
	$420.8	100%	$402.4	100%

EBITDA (B)
Mutual Fund	$40.1	26%	$30.2	26%
Institutional	97.3	64%	75.2	65%
High Net Worth	14.7	10%	10.9	9%
	$152.1	100%	$116.3	100%

	Year		Year
	Ended	Percent	Ended	Percent
	12/31/10	of Total	12/31/11	of Total
Revenue
Mutual Fund	$578.8	43%	$723.7	43%
Institutional	649.2	48%	841.4	49%
High Net Worth	130.2	9%	139.7	8%
	$1,358.2	100%	$1,704.8	100%

EBITDA (B)
Mutual Fund	$119.4	29%	$151.2	32%
Institutional	242.3	60%	288.3	61%
High Net Worth	42.7	11%	31.8	7%
	$404.4	100%	$471.3	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in millions)

	Three Months	Three Months
	Ended	Ended
	12/31/10	12/31/11

Net Income (controlling interest)	$62.0	$40.3
Intangible amortization	26.2	36.1
Intangible-related deferred taxes	12.6	7.0
Imputed interest and contingent payment adjustments	4.0	1.6
Affiliate equity expense	1.8	7.5
Economic Net Income (A)	$106.6	$92.5

Cash flow from operations	$129.2	$160.6
Interest expense, net of non-cash items	15.5	16.4
Current tax provision	26.3	13.1
Income from equity method investments, net of distributions	42.7	22.9
Changes in assets and liabilities and other adjustments	(61.6)	(96.7)
EBITDA (B)	$152.1	$116.3
Holding company expenses	23.1	21.0
EBITDA Contribution	$175.2	$137.3

	Year	Year
	Ended	Ended
	12/31/10	12/31/11

Net Income (controlling interest)	$138.6	$164.9
Intangible amortization	85.9	117.0
Intangible-related deferred taxes	47.5	43.2
Imputed interest and contingent payment adjustments	13.2	14.7
Affiliate equity expense	7.1	11.2
Affiliate depreciation	6.8	—
Economic Net Income (A)	$299.1	$351.0

Cash flow from operations	$480.7	$714.8
Interest expense, net of non-cash items	58.5	65.7
Current tax provision	42.1	45.0
Income from equity method investments, net of distributions	43.9	(22.7)
Changes in assets and liabilities and other adjustments	(220.8)	(331.5)
EBITDA (B)	$404.4	$471.3
Holding company expenses	84.8	82.1
EBITDA Contribution	$489.2	$553.4

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(in millions, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2011	2010	2011

Revenue	$420.8	$402.4	$1,358.2	$1,704.8

Operating expenses:
Compensation and related expenses	181.0	173.9	594.5	718.8
Selling, general and administrative	93.9	89.2	284.6	350.8
Amortization of intangible assets (G)	21.0	31.3	60.0	97.7
Depreciation and other amortization	4.0	3.4	14.1	15.0
Other operating expenses	6.9	9.4	31.0	36.4
	306.8	307.2	984.2	1,218.7
Operating income	114.0	95.2	374.0	486.1

Non-operating (income) and expenses:
Investment and other (income) loss (H)	(7.9)	(1.8)	(22.9)	5.0
Income from equity method investments	(49.0)	(32.6)	(77.5)	(72.7)
Investment loss from Affiliate investments in partnerships (I)	—	—	4.5	—
Interest expense	17.4	18.2	66.2	73.8
Imputed interest expense (J)	7.6	2.4	24.9	27.3
	(31.9)	(13.8)	(4.8)	33.4

Income before income taxes	145.9	109.0	378.8	452.7

Income taxes (K)	38.6	19.9	91.5	93.1
Net income	107.3	89.1	287.3	359.6

Net income (non-controlling interests)	(45.3)	(48.8)	(153.1)	(194.7)
Net loss (non-controlling interests in partnerships) (I)	—	—	4.4	—
Net Income (controlling interest)	$62.0	$40.3	$138.6	$164.9

Average shares outstanding - basic	51.5	51.5	47.4	51.8
Average shares outstanding - diluted	52.7	52.6	49.4	53.0

Earnings per share - basic	$1.20	$0.78	$2.92	$3.18
Earnings per share - diluted	$1.18	$0.77	$2.81	$3.11

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in millions)

	December 31,	December 31,
	2010	2011
Assets
Current assets:
Cash and cash equivalents	$313.3	$449.5
Investment advisory fees receivable	236.4	214.9
Investments in marketable securities	116.0	100.4
Unsettled fund share receivables	42.0	34.5
Prepaid expenses and other current assets	61.7	77.1
Total current assets	769.4	876.4

Fixed assets, net	67.7	69.1
Equity investments in Affiliates	678.9	615.8
Acquired client relationships, net	1,424.2	1,321.1
Goodwill	2,131.2	2,117.3
Other assets	219.8	219.2
Total assets	$5,291.2	$5,218.9

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$252.8	$353.7
Unsettled fund share payables	39.8	40.8
Payables to related party	114.8	33.2
Total current liabilities	407.4	427.7

Senior bank debt	460.0	250.0
Senior convertible securities (D)	422.1	435.6
Junior convertible trust preferred securities (D)	509.9	512.6
Deferred income taxes	495.4	495.9
Other long-term liabilities	207.8	145.7
Total liabilities	2,502.6	2,267.5

Redeemable non-controlling interests	406.3	451.8

Equity:
Common stock	0.5	0.5
Additional paid-in capital	980.5	927.5
Accumulated other comprehensive income	100.5	50.0
Retained earnings	1,011.8	1,176.7
	2,093.3	2,154.7
Less treasury stock, at cost	(293.3)	(288.7)
Total stockholders’ equity	1,800.0	1,866.0

Non-controlling interests	582.3	633.6
Total equity	2,382.3	2,499.6
Total liabilities and equity	$5,291.2	$5,218.9

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2011	2010	2011
Cash flow from operating activities:
Net income	$107.3	$89.1	$287.3	$359.6
Adjustments to reconcile Net income to net cash flow from operating activities:
Amortization of intangible assets	21.0	31.3	60.0	97.7
Amortization of issuance costs	2.0	1.8	7.6	8.1
Depreciation and other amortization	4.0	3.4	14.1	15.0
Deferred income tax provision	11.1	3.5	35.4	35.2
Imputed interest expense	7.6	2.4	24.9	27.3
Income from equity method investments, net of amortization	(49.0)	(32.6)	(77.5)	(72.7)
Distributions received from equity method investments	14.3	17.9	65.8	128.3
Tax benefit from exercise of stock options	1.0	0.2	4.5	1.1
Share-based compensation	9.1	11.1	19.5	30.3
Affiliate equity expense	4.2	13.1	14.5	22.1
Other adjustments	(0.5)	1.9	8.5	18.1
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	(37.1)	4.3	(49.2)	22.5
(Increase) decrease in prepaids and other current assets	(2.4)	6.3	(3.4)	(2.8)
(Increase) decrease in other assets	8.5	0.2	(1.3)	(2.8)
Decrease in unsettled fund shares receivable	14.7	22.6	14.1	5.9
Increase (decrease) in unsettled fund shares payable	(14.1)	(5.0)	(10.5)	2.0
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	27.5	(10.9)	66.4	19.9
Cash flow from operating activities	129.2	160.6	480.7	714.8
Cash flow used in investing activities:
Investments in Affiliates	(112.1)	—	(916.1)	(13.3)
Purchase of fixed assets	(3.4)	(7.7)	(8.8)	(16.1)
Purchase of investment securities	(20.8)	(0.8)	(64.0)	(51.7)
Sale of investment securities	3.3	—	15.1	12.6
Cash flow used in investing activities	(133.0)	(8.5)	(973.8)	(68.5)
Cash flow from (used in) financing activities:
Borrowings of senior bank debt	169.0	250.0	1,191.5	360.0
Repayments of senior bank debt	(80.0)	(210.0)	(731.5)	(570.0)
Issuance of common stock	10.3	6.8	46.4	28.0
Repurchase of common stock	—	(13.0)	—	(61.0)
Issuance costs	(0.6)	(5.1)	(0.9)	(13.6)
Excess tax benefit from exercise of stock options	3.4	2.2	10.1	7.1
Settlement of treasury lock	—	(4.7)	—	(0.8)
Settlement of forward equity sale agreement	—	—	294.7	—
Note payments	2.9	8.3	(28.8)	(72.7)
Distributions to non-controlling interests	(23.6)	(54.1)	(100.7)	(172.9)
Affiliate equity issuances and repurchases	(19.6)	(6.6)	(135.8)	(13.4)
Cash flow from (used in) financing activities	61.8	(26.2)	545.0	(509.3)
Effect of foreign exchange rate changes on cash and cash equivalents	(0.1)	0.3	1.9	(0.8)
Net increase in cash and cash equivalents	57.9	126.2	53.8	136.2
Cash and cash equivalents at beginning of period	255.4	323.3	259.5	313.3
Cash and cash equivalents at end of period	$313.3	$449.5	$313.3	$449.5

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Affiliated Managers Group, Inc.

Notes

(in millions, except per share data)

(A)          Under our Economic Net Income definition, we add to Net Income (controlling interest) amortization (including equity method amortization), deferred taxes related to intangible assets, non-cash imputed interest expense (principally related to the accounting for convertible securities and contingent payment arrangements) and Affiliate equity expense.  We consider Economic Net Income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark. This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net Income.  Economic Net Income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization attributable to acquired client relationships because this expense does not correspond to the changes in the value of these assets, which do not diminish predictably over time.  The portion of deferred taxes generally attributable to intangible assets (including goodwill) that are no longer amortized but continue to generate tax deductions is added back because we believe it is unlikely these accruals will be used to settle material tax obligations.  We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

In the fourth quarter of 2010, we modified our Economic Net Income definition to no longer add back Affiliate depreciation to Net Income (controlling interest).  If we had applied this definition change to our results in the first quarter of 2010, Economic earnings per share for the year ended December 31, 2010 would have been $5.95 (as compared to $6.09).

(B)           EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization.  This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations.  As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements.  EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies.  In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)           Economic earnings per share represents Economic Net Income divided by the adjusted diluted average shares outstanding.  In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method.  Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding.  We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation.  This method does not take into account any increase or decrease in our cost of capital in an assumed conversion.  Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

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(D)          We have bifurcated our convertible debt securities into their debt and equity components on our balance sheet. The principal amount at maturity of the senior convertible notes due 2038 was $460.0 at December 31, 2010 and December 31, 2011.  The principal amount at maturity of the junior convertible trust preferred securities was $730.8 at December 31, 2010 and December 31, 2011, comprised of $300.0 due 2036 and $430.8 due 2037.

(E)           Convertible securities interest expense, net, includes the interest expense, net of tax, associated with our dilutive convertible securities.

(F)           Other includes assets under management attributable to Affiliate product transitions, new investment client transitions and transfers of our interests in certain Affiliated investment management firms, the financial effects of which are not material to our ongoing results.

(G)           In the fourth quarter of 2011, we reduced the carrying value of certain of our indefinite-lived intangible assets and, accordingly, recorded an expense of $9.2.

(H)          Economic earnings per share for the year ended December 31, 2011 includes a $0.15 write-off of a minority investment related to the establishment of our wealth management subsidiary.

(I)            In prior periods, income from consolidated investment partnerships was presented as Investment income (loss) from Affiliate investments in partnerships in the Consolidated Statements of Income.  A majority of these assets were held by investors that were unrelated to us, and their portion of the income (loss) was reported as Net income (loss) (non-controlling interests in partnerships).  In the third quarter of 2010 we deconsolidated these partnerships.

(J)            In the fourth quarter of 2011, we reduced our current estimate of potential contingent payment obligations and, accordingly, recorded a gain of $4.8.

(K)          As described in Note (G), we reduced the carrying value of certain of our indefinite-lived intangible assets during the quarter.  In addition, we recorded a 1% reduction in the United Kingdom corporate tax rate.  Together, the tax effect of these items resulted in a $6.1 decrease in our intangible-related deferred taxes.

Our consolidated income tax provision includes taxes attributable to controlling interests, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Year Ended
	December 31,		December 31,
	2010	2011	2010	2011
Current income taxes	$26.3	$13.1	$42.1	$45.0
Intangible-related deferred taxes	12.6	7.0	47.5	43.2
Other deferred taxes	(0.8)	(2.3)	(9.3)	(4.0)
Taxes attributable to controlling interests	38.1	17.8	80.3	84.2
Taxes attributable to non-controlling interests	0.5	2.1	11.2	8.9
Total income taxes	$38.6	$19.9	$91.5	$93.1

Income before taxes (controlling interests)	$100.1	$58.1	$218.9	$249.1

Effective tax rate*	38.1%	30.6%	36.7%	33.8%

*  Taxes attributable to controlling interests divided by controlling interest share of the consolidated income before taxes.